                                                                 EXHIBIT g(1)(i)

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreements as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:

The Bank of New York

By:    /s/ Edward G. McGann
       ---------------------
Name:  EDWARD G. McGANN
Title:   VICE PRESIDENT, Duly Authorized

7337 E. Doubletree Ranch Rd.     Tel: 480-477-3000         ING Investments, LLC
Scottsdale, AZ 85258-2034        Fax: 480-477-2700
                                 www.ingfunds.com

                                AMENDED EXHIBIT A

Fund*                                                               EFFECTIVE DATE
-----                                                               --------------
ING EQUITY TRUST
  ING Convertible Fund                                               June 9, 2003
  ING Disciplined LargeCap Fund                                      June 9, 2003
  ING Equity and Bond Fund                                           June 9, 2003
  ING Financial Services Fund                                        June 9, 2003
  ING Growth Opportunities Fund                                      June 9, 2003
  ING LargeCap Growth Fund                                           June 9, 2003
  ING Large Company Value Fund                                       June 9, 2003
  ING MidCap Opportunities Fund                                      June 9, 2003
  ING MidCap Value Fund                                              June 9, 2003
  ING Principal Protection Fund                                      June 2, 2003
  ING Principal Protection Fund II                                   June 2, 2003
  ING Principal Protection Fund III                                  June 2, 2003
  ING Principal Protection Fund IV                                   June 2, 2003
  ING Principal Protection Fund V                                    June 2, 2003
  ING Principal Protection Fund VI                                   June 2, 2003
  ING Principal Protection Fund VII                                   May 1, 2003
  ING Principal Protection Fund VIII                                October 1, 2003
  ING Principal Protection Fund IX                                        TBD
  ING Real Estate Fund                                               June 9, 2003
  ING SmallCap Opportunities Fund                                    June 9, 2003
  ING SmallCap Value Fund                                            June 9, 2003
  ING Tax Efficient Equity Fund                                      June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                      April 7, 2003
  ING GNMA Income Fund                                               April 7, 2003
  ING High Yield Bond Fund                                           April 7, 2003
  ING High Yield Opportunity Fund                                    April 7, 2003
  ING Intermediate Bond Fund                                         April 7, 2003
  ING Lexington Money Market Trust                                   April 7, 2003
  ING Money Market Fund                                              April 7, 2003
  ING National Tax-Exempt Bond Fund                                  April 7, 2003
  ING Strategic Bond Fund                                            April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                            July 14, 2003
  ING GET Fund - Series E                                            July 14, 2003
  ING GET Fund - Series G                                            July 14, 2003
  ING GET Fund - Series H                                            July 14, 2003
  ING GET Fund - Series I                                            July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                             July 14, 2003
  ING GET Fund - Series K                                             July 14, 2003
  ING GET Fund - Series L                                             July 14, 2003
  ING GET Fund - Series M                                             July 14, 2003
  ING GET Fund - Series N                                             July 14, 2003
  ING GET Fund - Series P                                             July 14, 2003
  ING GET Fund - Series Q                                             July 14, 2003
  ING GET Fund - Series R                                             July 14, 2003
  ING GET Fund - Series S                                             July 14, 2003
  ING GET Fund - Series T                                             July 14, 2003
  ING GET Fund - Series U                                             July 14, 2003
  ING GET Fund - Series V                                            March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                   June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                               January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                   January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                              January 6, 2003
  ING American Funds Growth Portfolio                               September 2, 2003
  ING American Funds Growth-Income Portfolio                        September 2, 2003
  ING American Funds International Portfolio                        September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                     January 13, 2003
  ING Capital Guardian Managed Global Portfolio                      January 13, 2003
  ING Capital Guardian Small Cap Portfolio                           January 13, 2003
  ING Developing World Portfolio                                     January 13, 2003
  ING Eagle Asset Value Equity Portfolio                             January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                          January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                          January 6, 2003
  Portfolio
  ING Hard Assets Portfolio                                          January 13, 2003
  ING International Portfolio                                        January 13, 2003
  ING Janus Growth and Income Portfolio                              January 13, 2003
  ING Janus Special Equity Portfolio                                 January 13, 2003
  ING Jennison Equity Opportunities Portfolio                        January 6, 2003
  ING JPMorgan Fleming Small Cap Equity                              January 13, 2003
  Portfolio
  ING Julius Baer Foreign Portfolio                                  January 13, 2003
  ING Limited Maturity Bond Portfolio                                January 6, 2003
  ING Liquid Assets Portfolio                                        January 6, 2003
  ING Marsico Growth Portfolio                                       January 13, 2003
  ING Mercury Focus Value Portfolio                                  January 6, 2003
  ING Mercury Fundamental Growth Portfolio                           January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                                  January 13, 2003
  ING MFS Research Portfolio                                        January 13, 2003
  ING MFS Total Return Portfolio                                    January 13, 2003
  ING PIMCO Core Bond Portfolio                                     January 13, 2003
  ING PIMCO High Yield Portfolio                                    November 5, 2003
  ING Salomon Brothers All Cap Portfolio                             January 6, 2003
  ING Salomon Brothers Investors Portfolio                           January 6, 2003
  ING Stock Index Portfolio                                         November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio                  January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                         January 13, 2003
  ING UBS U.S. Balanced Portfolio                                    January 6, 2003
  ING Van Kampen Equity Growth Portfolio                            January 13, 2003
  ING Van Kampen Global Franchise Portfolio                         January 13, 2003
  ING Van Kampen Growth and Income Portfolio                        January 13, 2003
  ING Van Kampen Real Estate Portfolio                              January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                             June 9, 2003
  ING International Value Fund                                      November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                       November 3, 2003
  ING Foreign Fund                                                    July 1, 2003
  ING Global Equity Dividend Fund                                   September 2, 2003
  ING Global Real Estate Fund                                       November 3, 2003
  ING International Fund                                            November 3, 2003
  ING International SmallCap Growth Fund                            November 3, 2003
  ING Precious Metals Fund                                          November 3, 2003
  ING Russia Fund                                                   November 3, 2003
  ING Worldwide Growth Fund                                         November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                             June 2, 2003
  ING Aeltus Money Market Fund                                        June 2, 2003
  ING Balanced Fund                                                   June 2, 2003
  ING Bond Fund                                                       June 2, 2003
  ING Classic Principal Protection Fund I                             June 2, 2003
  ING Classic Principal Protection Fund II                            June 2, 2003
  ING Classic Principal Protection Fund III                           June 2, 2003
  ING Classic Principal Protection Fund IV                            June 2, 2003
  ING Government Fund                                                 June 2, 2003
  ING Growth Fund                                                     June 9, 2003
  ING Growth and Income Fund                                          June 9, 2003
  ING Index Plus LargeCap Fund                                        June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus MidCap Fund                                           June 9, 2003
  ING Index Plus Protection Fund                                       June 2, 2003
  ING Index Plus SmallCap Fund                                         June 9, 2003
  ING International Growth Fund                                      November 3, 2003
  ING Small Company Fund                                               June 9, 2003
  ING Strategic Allocation Balanced Fund                               June 2, 2003
  ING Strategic Allocation Growth Fund                                 June 2, 2003
  ING Strategic Allocation Income Fund                                 June 2, 2003
  ING Technology Fund                                                  June 2, 2003
  ING Value Opportunity Fund                                           June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                       July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                         July 7, 2003
  ING VP Strategic Allocation Income Portfolio                         July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                   July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                              June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                            September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                                   TBD
  ING GET U.S. Core Portfolio - Series 4                                   TBD
  ING GET U.S. Core Portfolio - Series 5                                   TBD
  ING GET U.S. Core Portfolio - Series 6                                   TBD
  ING GET U.S. Opportunity Portfolio - Series 1                            TBD
  ING GET U.S. Opportunity Portfolio - Series 2                            TBD
  ING VP Worldwide Growth Portfolio                                  November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                              July 7, 2003
  ING VP Index Plus LargeCap Portfolio                                 July 7, 2003
  ING VP Index Plus MidCap Portfolio                                   July 7, 2003
  ING VP Index Plus SmallCap Portfolio                                 July 7, 2003
  ING VP International Equity Portfolio                              November 3, 2003
  ING VP Small Company Portfolio                                       July 7, 2003
  ING VP Technology Portfolio                                          July 7, 2003
  ING VP Value Opportunity Portfolio                                   July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                       October 6, 2003
  ING VP Disciplined LargeCap Portfolio                              October 6, 2003
  ING VP Growth + Value Portfolio                                    October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
  ING VP Growth Opportunities Portfolio                              October 6, 2003
  ING VP High Yield Bond Portfolio                                   October 6, 2003
  ING VP International Value Portfolio                              November 3, 2003
  ING VP Large Company Value Portfolio                               October 6, 2003
  ING VP LargeCap Growth Portfolio                                   October 6, 2003
  ING VP MagnaCap Portfolio                                          October 6, 2003
  ING VP MidCap Opportunities Portfolio                              October 6, 2003
  ING VP SmallCap Opportunities Portfolio                            October 6, 2003
ING VP BALANCED PORTFOLIO, INC.                                       July 7, 2003

ING VP BOND PORTFOLIO                                                 July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                  November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                         July 7, 2003

ING VP NATURAL RESOURCES TRUST                                       October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                     October 6, 2003
  The Bond Portfolio                                                 October 6, 2003
  The Money Market Portfolio                                         October 6, 2003
  The Stock Portfolio                                                October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.